INCOME TAX	9 Months Ended	12 Months Ended
	Mar. 31, 2023	Jun. 30, 2022
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 19. INCOME TAX

The Company shall file its income tax returns with the Internal Revenue Service, Australian Taxation Office and His Majesty Revenue & Customs. The Company has operating losses carried forward of $41,464,331 which are derived from its operations in Australia, the UK and the US and are available to reduce future taxable income. Such loss carry forwards may be carried forward indefinitely, subject to compliance with tests of continuity and additional rules.

The net operating loss carried forward gives rise to a deferred tax asset of approximately $7,596,042 after offsetting associated deferred tax liabilities. However, the Company has determined that a valuation allowance of $7,596,042 against such deferred tax asset is necessary, as it cannot be determined that the losses carried forward will be utilized.

NOTE 12. INCOME TAX

We compute income taxes using the asset and liability method in accordance with FASB ASC Topic 740, Income Taxes. Under the asset and liability method, we determine deferred income tax assets and liabilities based on the differences between the financial reporting and tax bases of assets and liabilities and measure them using currently enacted tax rates and laws. We provide a valuation allowance for deferred tax assets that, based on available evidence, are more likely than not to be realized. Realization of our net operating loss carry forward was not reasonably assured as of June 30, 2022 and 2021, and we have recorded a valuation allowance of $6,064,025 and $5,946,731, respectively, against deferred tax assets in excess of deferred tax liabilities.

The components of net deferred taxes are as follows:

	June 30, 2022	June 30, 2021
Deferred tax assets (liabilities):
Net operating loss - U.S.	4,321,600	$4,742,347
Net operating loss - Foreign	1,682,879	1,179,984
Employee benefits	59,546	24,400
Total deferred tax assets, net	6,064,025	5,946,731
Less: valuation allowance	(6,064,025)	(5,946,731)
Net deferred taxes	$—	$—

Our statutory income tax rate is expected to be approximately 21%. The provision for income taxes consisted of the following:

Year Ended June 30,
	2022	2021
Current		$—
Deferred		—
Total	$—	$—

The reconciliation between the income tax expense (benefit) calculated by applying statutory rates to net loss and the income tax expense reported in the accompanying consolidated financial statements is as follows:

	Year Ended June 30,
	2022	2021
U.S. federal statutory rate applies to pretax income (loss)	(1,770,915)	$(1,452,905)
Different tax rate of subsidiary	(106,634)	(87,360)
State taxes, net of federal benefit		—
Permanent differences	117,039	281,730
Benefit of federal operating loss carryforwards		—
Cumulative adjustment to deferred taxes	1,643,216	(512,847)
Change in state tax rates and other		—
Change in valuation allowance	(117,294)	(1,771,382)
	$—	$—

As of June 30, 2022, and 2021, we had federal and foreign income tax net operating loss carry forwards of approximately $27,310,563 and $19,291,293, respectively, which expire at various dates ranging from 2038 through unlimited expiration.